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                                                                     EXHIBIT 1.1

                                                                   FORM OF
                                                                   UNDERWRITING
                                                                   AGREEMENT

                        PHOENIX INTERNATIONAL LTD., INC.

                                1,077,500 Shares

                                       of

                                  Common Stock


                             UNDERWRITING AGREEMENT

                                                                __________, 1996

J. C. BRADFORD & CO.
ADVEST, INC.
As Representatives of the Several Underwriters
c/o J. C. Bradford & Co.
J. C. Bradford Financial Center
330 Commerce Street
Nashville, Tennessee 37201


Ladies and Gentlemen:

     Phoenix International Ltd., Inc., a Florida corporation (the "Company"), proposes to sell to the underwriters named in Schedule I hereto (the "Underwriters") for whom you are acting as the representatives (the "Representatives") 670,000 shares of the common stock, par value $.01 per share ("Common Stock"), of the Company (the "Company Shares"), and the shareholders of the Company named on Schedule II hereto (the "Selling Shareholders") propose to sell to the Underwriters 407,500 shares of Common Stock (the "Selling Shareholder Shares"). The Company Shares and the Selling Shareholder Shares are hereinafter referred to as the "Firm Shares". The Firm Shares are to be sold to the Underwriters, acting severally and not jointly, in such amounts as are set forth in Schedule I hereto opposite the name of each Underwriter. Certain of the Selling Shareholders also propose to grant to the Underwriters an option to purchase up to 161,625 additional shares of Common Stock as provided for in Section 3 of this Agreement and in Schedule III hereto for the purpose of covering over-allotments in connection with the distribution and sale of the Firm Shares (the "Option Shares"). The Firm Shares and the Option Shares are herein called the "Shares."

     1. Representations and Warranties of the Company. The Company represents and warrants to each Underwriter and agrees as follows:

           (a) The Company has filed with the Securities and Exchange
     Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), a registration statement on Form S-1 (Registration No. 333-03355), including the related preliminary prospectus relating to the Shares, and has filed one or more amendments thereto. Copies of such registration statement and any amendments, including any post-effective amendments, and all forms of the related prospectuses contained therein and any supplements thereto, have been delivered to you. Such registration statement, together with any registration

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     statement filed by the Company pursuant to Rule 462(b) of the Securities
     Act, including the prospectus, Part II, all financial schedules and exhibits thereto, and all information deemed to be a part of such registration statement pursuant to Rule 430A under the Securities Act, as amended, at the time when it shall become effective, is herein referred to as the "Registration Statement," and the prospectus included as part of the Registration Statement on file with the Commission that discloses all the information that was omitted from the prospectus on the effective date pursuant to Rule 430A of the Rules and Regulations (as defined below) and in the form filed pursuant to Rule 424(b) under the Securities Act is herein referred to as the "Final Prospectus." The prospectus included as part of the Registration Statement on the date when the Registration Statement became effective (including the information deemed to be a part thereof pursuant to Rule 430A) is referred to herein as the "Effective Prospectus." Any prospectus included in the Registration Statement and in any amendment thereto prior to the effective date of the Registration Statement is referred to herein as a "Preliminary Prospectus." For purposes of this Agreement, "Rules and Regulations" mean the rules and regulations promulgated by the Commission under either the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as applicable.

           (b) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus, and each Preliminary Prospectus, at the time of filing thereof, complied with the requirements of the Securities Act and the Rules and Regulations, and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing does not apply to statements or omissions made in reliance upon and in conformity with written information furnished to the Company by any Underwriter specifically for use therein (it being understood that the only information so provided is the information included in the last paragraph on the cover page, the paragraph relating to stabilization practices on the inside front cover and the first four paragraphs under the caption "Underwriting" in the Final Prospectus). When the Registration Statement becomes effective and at all times subsequent thereto up to and including the First Closing Date (as hereinafter defined), (i) the Registration Statement, the Effective Prospectus and Final Prospectus and any amendments or supplements thereto will contain all statements which are required to be stated therein in accordance with the Securities Act, the Exchange Act and the Rules and Regulations and will comply with the requirements of the Securities Act, the Exchange Act and the Rules and Regulations, and (ii) neither the Registration Statement, the Effective Prospectus nor the Final Prospectus nor any amendment or supplement thereto will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are made, not misleading; except that the foregoing does not apply to statements or omissions made in reliance upon and in conformity with written information furnished to the Company by any Underwriter specifically for use therein (it being understood that the only information so provided is the information included in the last paragraph on the cover page, the paragraph relating to stabilization practices on the inside front cover and the first four paragraphs under the caption "Underwriting" in the Final Prospectus).

           (c) The Company and each subsidiary of the Company (as used herein, the term "subsidiary" includes any corporation, joint venture or partnership in which the Company or any subsidiary of the Company has an ownership interest in excess of 5%) is duly organized and validly existing and in good standing under the laws of the respective jurisdictions of their organization or incorporation, as the case may be, with full corporate power and authority to own

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     their properties and conduct their businesses as now conducted and described in the Final Prospectus and the Registration Statement and are duly qualified or authorized to do business and are in good standing in all jurisdictions wherein the nature of their business or the character of property owned or leased may require them to be qualified or authorized to do business. The Company and its subsidiaries hold all licenses, consents and approvals, and have satisfied all eligibility and other similar requirements imposed by federal and state regulatory bodies, administrative agencies or other governmental bodies, agencies or officials, in each case as material to the conduct of the respective businesses in which they are engaged. Each of the Company's subsidiaries is set forth on Exhibit 21 to the Registration Statement.

           (d) The outstanding stock of each of the Company's corporate subsidiaries is duly authorized, validly issued, fully paid and nonassessable. All of the outstanding stock of each of the Company's subsidiaries is owned by the Company, clear of any lien, encumbrance, pledge, equity or claim of any kind, and was issued and sold in compliance with all applicable Federal and State securities laws. No shares of capital stock of the Company or any of its subsidiaries has been issued in violation of any preemptive or similar rights. No options or warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into any shares of capital stock or of ownership interests in any of the Company's subsidiaries are outstanding. Other than as disclosed in the Effective Prospectus and the Final Prospectus, neither the Company nor any of its subsidiaries is a partner or joint venturer in any partnership or joint venture.

           (e) The historical capitalization of the Company as of March 31, 1996 is as set forth under the caption "Capitalization" in the Effective Prospectus and the Final Prospectus, and the Company's capital stock conforms to the description thereof contained in the Effective Prospectus and the Final Prospectus, including under the caption "Description of Capital Stock." All the issued shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable. None of the issued shares of capital stock of the Company have been issued in violation of any preemptive or similar rights. The Shares have been duly and validly authorized and, upon issuance and delivery and payment therefor in the manner herein described, will be validly issued, fully paid and nonassessable. There are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the transfer of, any shares of Common Stock pursuant to the Company's articles of incorporation, bylaws or other governing documents or any agreement or other instrument to which the Company is a party or by which it may be bound except as described in the Effective Prospectus and the Final Prospectus and except for restrictions on transfer imposed under applicable securities laws. Neither the filing of the Registration Statement nor the offer or sale of the Shares as contemplated by this Agreement gives rise to any rights, for or relating to the registration of any shares of Common Stock or any other securities of the Company, other than rights relating to shares included in the Firm shares or the Option Shares and such other rights as have been waived by the holder or holders thereof to the date hereof. The Underwriters will receive good and marketable title to the Shares to be issued and delivered by the Company hereunder, free and clear of all liens, encumbrances, claims, security interests, restrictions, shareholders' agreements and voting trusts whatsoever. Except as disclosed in the Effective Prospectus and the Final Prospectus, there are no outstanding warrants, options, convertible securities or other rights to purchase or commitments of sale related to or entitling any person to purchase or otherwise acquire any securities or interest in the Company or any subsidiary.

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           (f) All offers and sales of the Company's securities prior to the date hereof were at all relevant times exempt from the registration requirements of the Securities Act and were duly registered or the subject of an available exemption from the registration requirements of the applicable state securities or Blue Sky laws.

           (g) The Company has full legal right, power and authority to enter into this Agreement and to issue, sell and deliver the Shares to the Underwriters as provided herein, and this Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms. No consent, approval, authorization or order of any court or governmental agency or body or third party is required for the performance of this Agreement by the Company or the consummation by the Company of the transactions contemplated hereby, except such as have been obtained and such as may be required by the National Association of Securities Dealers, Inc. ("NASD") or under the Securities Act, or state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters. The issue and sale of the Shares by the Company, the Company's performance of this Agreement and the consummation of the transactions contemplated hereby will not result in a breach or violation of, or conflict with, any of the terms and provisions of, or constitute a default by the Company or any of its subsidiaries under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or to which the Company or any of its subsidiaries or any of their respective properties is subject, the articles of incorporation or bylaws of the Company or any of its subsidiaries or any statute or any judgment, decree, order, rule or regulation of any court or governmental agency or body applicable to the Company, or any subsidiary or any of their respective properties. Neither the Company nor any subsidiary is in violation of its articles of incorporation, bylaws or other governing instrument or any law, administrative rule or regulation or arbitrators' or administrative or court decree, judgment or order or in violation or default (there being no existing state of facts which with notice or lapse of time or both would constitute a default) in the performance or observance of any obligation, agreement, covenant or condition contained in any material contract, indenture, deed of trust, mortgage, loan agreement, note, lease, agreement or other instrument or permit to which it is a party or by which it or any of its properties is or may be bound.

           (h) The consolidated financial statements and the related notes of the Company, together with related notes and schedules, included in the Registration Statement, the Effective Prospectus and the Final Prospectus present fairly the financial position, results of operations and changes in financial position and cash flow of the Company and its subsidiaries, at the dates and for the periods to which they relate and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated, and all adjustments necessary for a fair presentation of results for such periods have been made. The other financial statements and schedules included in or as schedules to the Registration Statement conform to the requirements of the Securities Act, the Exchange Act and the Rules and Regulations and present fairly the information presented therein for the periods shown. The financial and statistical data set forth in the Effective Prospectus and the Final Prospectus, including such data under the captions "Prospectus Summary," "Use of Proceeds," "Dilution," "Capitalization," "Selected Consolidated Financial and Operating Data," "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Business," "Management," "Principal and Selling Shareholders," and "Certain Transactions," present fairly the information set forth therein, and such data has been compiled and presented on a basis

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     consistent with the financial statements presented therein and in the books and records of the Company. The Company and its subsidiaries have no material contingent obligations that are required to be disclosed in the Company's financial statements in accordance with generally accepted accounting principles which have not been so disclosed in the financial statements included in the Registration Statement. Ernst & Young, LLP, who have certified the financial statements of the Company, are independent public accountants as required by the Securities Act and the Rules and Regulations.

           (i) Subsequent to January 1, 1996, neither the Company nor any subsidiary has sustained any material loss or interference with its business or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which is not disclosed in the Effective Prospectus and the Final Prospectus; and subsequent to the respective dates as of which information is given in the Registration Statement, the Effective Prospectus and the Final Prospectus, (i) neither the Company nor any of its subsidiaries has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions not in the ordinary course of business, and (ii) there has not been any change in the capital stock, partnership interests, joint venture interests, long-term debt, obligations under capital leases or short-term borrowings of the Company and its subsidiaries or any issuance of options, warrants or rights to purchase the capital stock of the Company, or any adverse change, or any development involving a prospective adverse change, in the general affairs, management, business, prospects, financial position, net worth or results of operations of the Company or its subsidiaries, except in each case as described in or contemplated by the Effective Prospectus and the Final Prospectus.

           (j) Except as described in the Effective Prospectus and the Final Prospectus, there is not pending, or to the knowledge of the Company threatened, any action, suit, proceeding, inquiry or investigation, to which the Company, any of its subsidiaries or any of their officers or directors is a party, or to which the property of the Company or any subsidiary is subject, before or brought by any court, administrative agency, governmental agency, body or otherwise, wherein an unfavorable decision, ruling or finding could prevent or materially hinder the consummation of this Agreement or result in a material adverse change in the business condition (financial or other), prospects, financial position, net worth or results of operations of the Company or its subsidiaries.

           (k) There are no contracts or other documents required by the Securities Act or by the Rules and Regulations to be described in the Registration Statement, the Effective Prospectus or the Final Prospectus or to be filed as exhibits to the Registration Statement which have not been described or filed as required.

           (l) Except as described in the Effective Prospectus and the Final Prospectus, the Company and each of its subsidiaries have good and marketable title to all real and material personal property owned by them, free and clear of all liens, charges, encumbrances or defects, except those reflected in the financial statements hereinabove described. The real and personal property and buildings referred to in the Effective Prospectus and the Final Prospectus which are leased from others by the Company are held under valid, subsisting and enforceable leases. The Company or its subsidiaries owns or leases all such properties as are necessary to its operations as now conducted.

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           (m) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization;
     (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (v) such controls would prevent or detect errors or irregularities in amounts that would be material in relation to the Company's financial statements. Neither the Company, any of its subsidiaries, nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any such subsidiary has, directly or indirectly used any funds of the Company or any of its subsidiaries for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from funds of the Company or any of its subsidiaries; violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback or other payment, or received or retained any funds, in violation of any law, rule or regulation.

           (n) The Company and its subsidiaries have filed all federal, state and local income and franchise tax returns required to be filed through the date hereof and have paid all taxes shown as due therefrom; and there is no tax deficiency, assessment, fine or penalty or that has been, nor does the Company or any subsidiary have knowledge of any tax deficiency, assessment, fine or penalty which is likely to be, asserted against the Company or its subsidiaries, which if determined adversely could materially and adversely affect the earnings, assets, affairs, business prospects or condition (financial or other) of the Company or its subsidiaries. All tax liabilities incurred as of the respective dates of the financial statements have been adequately provided for in the financial statements of the Company.

           (o) The Company and its subsidiaries operate their business in each jurisdiction in which the Company or any of its subsidiaries is doing business in conformity with all applicable statutes, ordinances, decrees, orders, rules and regulations of all applicable governmental bodies, including federal, state and local governing bodies in the United States and all foreign governments in areas outside of the United States. The Company and its subsidiaries have all licenses, approvals or consents to operate their respective business in all locations in which such businesses are currently being operated, and the Company and its subsidiaries are not aware of any existing or imminent matter which may adversely impact their operations or business prospects other than as specifically disclosed in the Effective Prospectus and the Final Prospectus. The Company has not engaged in any activity, whether alone or in concert with one of its customers, creating the potential for exposure to civil or criminal monetary liability or other material sanctions under federal or state laws regulating consumer credit transactions, debt collection practices or other violations of law.

           (p) Neither the Company nor any of its subsidiaries have failed to file with the applicable regulatory authorities any statement, report, information or form required by any applicable law, regulation or order; all such filings or submissions were in compliance with applicable laws when filed and no deficiencies have been asserted by any regulatory commission, agency or authority with respect to such filings or submissions. Neither the Company nor any of its subsidiaries have failed to maintain in full force and effect any license or

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     permit necessary or proper for the conduct of its business, or received any notification that any revocation or limitation thereof is threatened or pending, and there is not pending any change under any law, regulation, license or permit which could materially adversely affect its business, operations, property or business prospects. Neither the Company nor any of its subsidiaries have received any notice of violation of or been threatened with a charge of violating and, are not under investigation with respect to a possible violation of any provision of any law, regulation or order.

           (q) No labor dispute exists with the Company's employees or with employees of its subsidiaries or is imminent which could materially adversely affect the Company or any of its subsidiaries. The Company is not aware of any existing or imminent labor disturbance by its employees or by any employees of its subsidiaries which could be expected to adversely effect the condition (financial or otherwise), results of operations, properties, affairs, management, business affairs or business prospects of the Company or any of its subsidiaries.

           (r) The Company and its subsidiaries own or possess the licenses, patents, patent rights, copyrights, trademarks, service marks, trade names and proprietary and other confidential information and trade secrets presently employed by them in connection with the businesses now operated by them, and neither the Company nor any of its subsidiaries have received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, alone or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in any adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company or its subsidiaries.

           (s) The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and adequate for the conduct of their respective businesses and the value of their respective properties and is customary for companies engaged in similar industries; and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a comparable cost.

           (t) No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distributions on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary or from transferring any of such subsidiary's property or assets to the Company or any other subsidiary of the Company.

           (u) The Company is not, will not become as a result of the transactions contemplated hereby, and does not intend to conduct its business in a manner that would cause it to become, an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

           (v) Neither the Company nor any of its subsidiaries, nor any of the directors, officers, employees or agents of the Company and its subsidiaries have taken and will not take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might be expected to constitute, stabilization or manipulation of the price of the Common Stock.


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           (w) The Shares have been approved for listing on the Nasdaq Stock
     Market's National Market upon notice of issuance.

           (x) The Company has previously disclosed and delivered or made available to the Underwriters or their representatives prior to the date the Registration Statement was declared effective copies in each case of, all pension, retirement, profit-sharing, deferred compensation, stock option, employee stock ownership, severance pay, vacation, bonus, or other incentive plan, all other written employee programs, arrangements, or agreements, all medical, vision, dental, or other health plans, all life insurance plans, and all other employee benefit plans or fringe benefit plans, including, without limitation, "employee benefit plans" as that term is defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), adopted, maintained, sponsored in whole or in part, or contributed to, by the Company, its predecessors, or any subsidiary of the Company or its predecessors for the benefit of employees, retirees, dependents, spouses, directors, independent contractors, or other beneficiaries and under which employees, retirees, dependents, spouses, directors, independent contractors, or other beneficiaries are eligible to participate (collectively, the "Company Benefit Plans").

           The Company and its subsidiaries (and each predecessor of the Company or a subsidiary that adopted or contributed to a Company Benefit
     Plan) have maintained all Company Benefit Plans (including filing all reports and returns required to be filed with respect thereto) in accordance with their terms and in compliance with the applicable terms of ERISA, the Internal Revenue Code, and any other applicable federal and state laws the breach or violation of which would have, individually or in the aggregate, a material adverse effect on the earnings, assets, affairs, business prospects or condition (financial or otherwise) of the Company and its subsidiaries. Each Company Benefit Plan which is intended to be qualified under Section 401(a) of the Internal Revenue Code has either received a favorable determination letter from the Internal Revenue Service or timely requested such a letter, and has at all times been maintained in accordance with Section 401 of the Internal Revenue Code, except where any failure to receive or seek such a favorable determination letter or so maintain such Company Benefit Plan would not have, individually or in the aggregate, a material adverse effect on the earnings, assets, affairs, business prospects or condition (financial or otherwise) of the Company and its subsidiaries. Neither the Company nor its subsidiaries has engaged in a transaction with respect to any Company Benefit Plan that, assuming the taxable period of such transaction expired as of the date hereof, would subject the Company or any subsidiary to a tax or penalty imposed by either
     Section 4975 of the Internal Revenue Code or Section 502(i) of ERISA in amounts which are reasonably likely to have, individually or in the aggregate, a material adverse effect on the earnings, assets, affairs, business prospects or condition (financial or otherwise) of the Company and its subsidiaries.

           Neither the Company nor any subsidiary is obligated to provide post-retirement medical benefits or any other unfunded post-retirement welfare benefits (except COBRA continuation coverage required to be provided by ERISA Section 601), which such liabilities to the Company would have, individually or in the aggregate, a material adverse effect on the earnings, assets, affairs, business prospects or condition (financial or otherwise) of the Company and its subsidiaries. Neither the Company nor any member of a group of trades or businesses under common control (as defined in ERISA Sections 4001(a)(14) and 4001(b)(1)) with the Company have at any time within the last six years sponsored, contributed to, or been obligated under Title I or IV of ERISA to contribute to a "defined benefit plan" (as defined in ERISA Section 3(35)). Within the last six years, neither the Company nor any member of a group of trades or

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

     businesses under common control (as defined in ERISA Sections 4001(a)(14) and 4001(b)(1)) with Company have had an "obligation to contribute" (as defined in ERISA Section 4212) to a "multiemployer plan" (as defined in ERISA Sections 4001(a)(3) and 3(37)(A)).

           (y) Neither the Company nor any "affiliate" (as defined in Florida Statutes, Section 517.021(1), for purposes of this paragraph only) does business with the government of Cuba or with any person or affiliate located in Cuba that would require disclosure under Florida Statutes,
     Section 517.075.

           (z) Neither the Company nor any of its subsidiaries is in violation of any federal or state law or regulation relating to occupational safety and health and the Company and its subsidiaries have received all permits, licenses or other approvals required of them under applicable federal and state laws and regulations to conduct their respective businesses, and the Company and each such subsidiary is in compliance with all terms and conditions of any such permit, license or approval, except any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which would not, singly or in the aggregate, result in a material and adverse effect on the earnings, assets, affairs, business prospects or condition (financial or otherwise) of the Company and its subsidiaries.

           (aa) Each certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

           (bb) Except where such failure to comply or violation would not, singly or in the aggregate have a material adverse effect on the earnings, assets, affairs, business prospects or condition (financial or otherwise) of the Company and its subsidiaries, (i) the Company has complied with the Immigration Reform and Control Act of 1986 and all Regulations promulgated thereunder ("IRCA") with respect to the completion and maintenance of Forms I-9, Employment Eligibility Verification Forms, for all of its current employees and reverification of the employment status of any and all employees whose employment authorization documents indicated a limited period of employment authorization; (ii) with respect to all former employees who left the Company's employment within three years prior to the date hereof, the Company has complied with IRCA with respect to the maintenance of Forms I-9 for at least three years or for one year beyond the date of termination, whichever is later; (iii) the Company has not violated any applicable laws relating to immigration and has employed only individuals authorized to work in the United States and has never been the subject of any inspection or investigation relating to its compliance with or violation of IRCA; and (iv) the Company has not been warned, fined or otherwise penalized by reason or any failure to comply with IRCA, and no such proceeding is pending or threatened.

           (cc) The property, assets and operations of the Company and its subsidiaries comply in all material respects with all applicable federal, state or local law, common law, doctrine, rule, order, decree, judgment, injunction, license, permit or regulation relating to environmental matters (the "Environmental Laws"), except to the extent that failure to comply with such Environmental Laws would not have a material adverse effect on the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and its subsidiaries. To the knowledge of the Company, none of the property, assets or operations of the Company and its subsidiaries is the subject of any foreign, federal, state or local investigation evaluating whether any remedial action is needed to respond to a release into the environment of any substance regulated by, or form the basis of liability under, any Environmental Laws (a "Hazardous Material"), or is in contravention of any Environmental Law that would have a material adverse effect on the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and its subsidiaries. Neither the Company nor the Subsidiary has received any notice or claim, nor are there pending, reasonably anticipated or, or to the Company's knowledge, threatened lawsuits against them with respect to violations of an Environmental Law or in connection with the release of any Hazardous Material into the environment. Neither the Company nor the Subsidiary has any material contingent liability in connection with any release of Hazardous Material into the environment.

           (dd) The Company represents and warrants that the Phoenix System includes design, performance and functionality so that a customer will not experience invalid or incorrect results or abnormal software operation related to calendar year 2000. The Company warrants that the Phoenix System includes calendar year 2000 date conversion and compatibility capabilities, including, but not limited to, date data century recognition, same century and multiple century formula and date value calculations, and user interface date data values that reflect the century.

     2. Representations, Warranties and Covenants of the Selling Shareholders. Each of the Selling Shareholders, severally and not jointly, represents, warrants and covenants to each Underwriter and agrees as follows:

           (a) Such Selling Shareholder now has, and at the First Closing Date and Option Closing Date, as applicable (as such dates are hereinafter defined) will have, or upon the exercise of options for the purchase of such Shares will have, good and marketable title to the Selling Shareholder Shares and Option Shares, as applicable, to be sold by such Selling Shareholder, free and clear of any liens, encumbrances, equities and claims (other than as imposed by the Securities Act or this Agreement), and full right, power and authority to effect the sale and delivery of such Selling Shareholder Shares and Option Shares; and upon the delivery of and payment for the Selling Shareholder Shares and Option Shares pursuant to this Agreement, good and marketable title to the Selling Shareholder Shares and Option Shares, free and clear of any liens, encumbrances, equities, claims, security interests, restrictions, shareholder agreements or voting trusts, will be transferred to the Underwriters.

           (b) Such Selling Shareholder has duly executed and delivered the Custody Agreement and Power of Attorney in the form previously delivered to the Representatives, appointing each of Bahram Yusefzadeh and Ralph H. Reichard as such Selling Shareholder's duly authorized attorney-in-fact (the "Attorney-in-Fact") and Clay E. Scarborough as the duly authorized custodian (the "Custodian") of the Selling Shareholder Shares and the Option Shares. The Attorney-in-Fact is authorized to execute, deliver and perform this Agreement on behalf of such Selling Shareholder, to exercise options relating to Selling Shareholder Shares or Option Shares, to deliver the Selling Shareholder Shares and the Option Shares to be sold by such Selling Shareholder hereunder, to accept payment therefor and otherwise to act on behalf of such Selling Shareholder in connection with this Agreement. Shares of Common Stock, in suitable form for transfer, representing the Selling Shareholder Shares and the Option Shares to be sold by each Selling Shareholder hereunder, have been deposited with the Custodian pursuant to the Custody Agreement for the purpose of delivery pursuant to this Agreement. Such Selling Shareholder agrees that its Selling Shareholder Shares and the Option Shares on deposit with the

     Custodian are subject to the interest of the Underwriters hereunder, that the arrangements made for such custody and the appointment of the Attorney-in-Fact are to that extent irrevocable, and that the obligations of such Selling Shareholder hereunder shall not be terminated by any act or deed of the Selling Shareholders (or by any other person, firm or corporation including the Company, the Custodian or the Underwriters) or by operation of law (including the death of an individual Selling Shareholder or the dissolution of a corporate Selling Shareholder) or by the occurrence of any other event or events, except as provided in this Agreement and the Custody Agreement. If such Selling Shareholder should dissolve, die or become incapacitated, or if any other event should occur, before the delivery of the Shares of such Selling Shareholder hereunder, which renders such Selling Shareholder incapable of acting on his or its own behalf, the Selling Shareholder Shares and the Option Shares deposited with the Custodian shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such dissolution, death, incapacity, or other event had not occurred, regardless of whether or not the Custodian or the Attorney-in-Fact shall have received notice thereof.

           (c) Such Selling Shareholder, acting individually or through the Attorney-in-Fact, has duly executed and delivered this Agreement. This Agreement constitutes a legal, valid and binding obligation of such Selling Shareholder, enforceable against such Selling Shareholder in accordance with its terms. All authorizations and consents necessary for the execution and delivery of this Agreement and the Custody Agreement and Power of Attorney on behalf of such Selling Shareholder and for the sale and delivery of the Selling Shareholder Shares and Option Shares to be sold by such Selling Shareholder hereunder has been given. Such Selling Shareholder has the legal capacity and full right, power and authority to execute this Agreement and the Custody Agreement and Power of Attorney.

           (d) The performance of this Agreement and the Custody Agreement and Power of Attorney and the consummation of the transactions contemplated hereby and thereby by each of the Selling Shareholders will not result in a breach or violation of, or conflict with, any of the terms or provisions of, or constitute a default by such Selling Shareholder under, any indenture, mortgage, deed of trust, trust (constructive or other), loan agreement, lease, franchise, license or other agreement or instrument to which such Selling Shareholder or any of such Selling Shareholder's properties is bound, any statute, or any judgment, decree, order, rule or regulation of any court or governmental agency or body applicable to such Selling Shareholder or any of such Selling Shareholder's properties, or result in a breach of any of the terms and provisions of, or constitute a default under, the organizational documents of such Selling Shareholder, if not an individual.

           (e) Such Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to, or which might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock. Such Selling Shareholder has not distributed and will not distribute any prospectus or other offering material in connection with the offer and sale of the Shares other than any Preliminary Prospectus filed with the Commission or the Final Prospectus or other material permitted by the Securities Act.

           (f) For a period of 180 days from the effective date of the Registration Statement, such Selling Shareholder agrees that it will not, except as expressly provided herein or with the prior written approval of
     J. C. Bradford & Co., directly or indirectly, make, agree to or cause any offer, sale (including short sale), loan, pledge or other disposition of, or grant any options or other rights with respect to, or otherwise reduce any risk of ownership, directly or indirectly, of any shares of Common Stock or other capital stock of the Company, or any securities that are convertible into or exchangeable or exercisable for shares of Common Stock or other capital stock of the Company, or derivatives thereof, or request the registration of any of the foregoing.

           (g) To the knowledge of such Selling Shareholder, the representations and warranties of the Company in Section 1 of this Agreement are true and correct. Such Selling Shareholder has reviewed and is familiar with the Registration Statement as originally filed with the Commission, and as amended, and the Preliminary Prospectus. To the knowledge of such Selling Shareholder, there are no facts, conditions or information not disclosed in such Preliminary Prospectus that have adversely affected or could adversely affect the business, financial position, net worth or results of operations, or could adversely affect the properties or assets, of the Company or any of its subsidiaries. To the knowledge of such Selling Shareholder, the Preliminary Prospectus does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such Selling Shareholder represents that it was not prompted to sell the Selling Shareholder Shares by any information concerning the Company or any subsidiary that is not set forth in the Preliminary Prospectus, the Effective Prospectus, or the Final Prospectus.

           (h) At the time the Registration Statement became effective (A) such parts of the Registration Statement and any amendments and supplements thereto as specifically refer to each Selling Shareholder did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (B) such parts of the Effective Prospectus and Final Prospectus as specifically refer to each Selling Shareholder did not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

           (i) Any certificate signed by or on behalf of any Selling Shareholder as such and delivered to the Representatives or to counsel for the Representatives shall be deemed a representation and warranty by such Selling Shareholder to each Underwriter as to the matters covered thereby.

           (j) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, each Selling Shareholder agrees to deliver to you prior to or at the First Closing Date (as defined below) a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

     3.    Purchase, Sale and Delivery of the Shares.

           (a) On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company and each of the Selling Shareholders agree to sell to each of the Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase at a purchase price of $________ per share, the number of Firm Shares set forth opposite such Underwriter's name in
     Schedule I hereto.

           (b) The Selling Shareholders also grant to the Underwriters an option to purchase, solely for the purpose of covering over-allotments in connection with the distribution and sale of the Firm Shares, all or any portion of the Option Shares as set forth opposite such Selling Shareholder's name on Schedule III hereto at the purchase price per share set forth above. The option granted hereby may be exercised as to all or any part of the Option Shares at any time within 30 days after the date the Registration Statement becomes effective or, if such 30th day shall be a Saturday or Sunday or a holiday, on the next business day thereafter when the New York Stock Exchange is open for trading, provided, however, that if the Underwriters exercise the option granted hereby for less than all the Option Shares, then each Selling Shareholder shall only be obligated to sell to the Underwriters the number of Option Shares equal to the product of (i) the number of Option Shares for which the Underwriters are exercising the Option multiplied by (ii) the fraction determined by dividing the number of Option Shares set forth opposite that Selling Shareholder's name on Schedule II hereto by 161,625, except that the total obligation of each Selling Shareholder shall be adjusted so that no Selling Shareholder shall be obligated to sell fractional Option Shares. The Underwriters shall not be under any obligation to purchase any Option Shares prior to the exercise of such option. The option granted hereby may be exercised by the Underwriters by the Representatives giving written notice or notice by telephone (confirmed in writing) to the Selling Shareholders or their Attorney-in-Fact setting forth the number of Option Shares to be purchased and the date and time for delivery of and payment for such Option Shares and stating that the Option Shares referred to in such notice are to be used for the purpose of covering over-allotments in connection with the distribution and sale of the Firm Shares. If such notice is given prior to the First Closing Date (as defined herein), the date set forth therein for such delivery and payment shall not be earlier than two full business days thereafter or the First Closing Date, whichever occurs later. If such notice is given on or after the First Closing Date, the date set forth therein for such delivery and payment shall not be earlier than three full business days thereafter. In either event, the date so set forth shall not be more than 15 full business days after the date of such notice. The date and time set forth in such notice is herein called the "Option Closing Date." Upon exercise of the option, the Company shall become obligated to sell to the Underwriters, and, subject to the terms and conditions herein set forth, the Underwriters shall become obligated to purchase, for the account of each Underwriter, from the Company the number of Option Shares specified in such notice. Option Shares shall be purchased for the accounts of the Underwriters in proportion to the number of Firm Shares set forth opposite such Underwriter's name in Schedule I hereto, except that the respective purchase obligations of each Underwriter shall be adjusted so that no Underwriter shall be obligated to purchase fractional Option Shares. To the extent, if any, that the option is exercised, payment for the Option Shares shall be made on the Option Closing Date in same day funds by certified or bank cashier's check drawn to the order of, or by wire transfer to the account of "Clay E. Scarborough, as Custodian," against delivery of certificates therefor at the offices of J.C. Bradford & Co., 330 Commerce Street, Nashville, Tennessee 37201, or at such other place as you, the Company and the Attorney-in-Fact shall agree upon.

           (c) Certificates in definitive form for the Firm Shares which each Underwriter has agreed to purchase hereunder shall be delivered by or on behalf of the Company and the Selling Shareholders to the Underwriters for the account of such Underwriter against payment by such Underwriter or on its behalf of the purchase price therefor by wire transfer or certified or official bank check payable in same day funds, to the order of the Company or the Selling Shareholders, as the case may be, at the offices of J. C. Bradford & Co. ("Bradford"), 330 Commerce Street, Nashville, Tennessee 37201, or at such other place as may be agreed upon by Bradford, the Company and the Selling Shareholders, at 10:00 A.M., Nashville time, on the third (or if the

     Firm Shares are priced, as contemplated by rule 15c6-1(c), promulgated pursuant to the Exchange Act, after 4:30 P.M., Washington, D.C. time, the fourth) full business day after this Agreement becomes effective, or at such other time not later than the seventh full business day thereafter as the Representatives, the Company and the Attorneys-in-Fact may determine, such time of delivery against payment being herein referred to as the "First Closing Date." The First Closing Date and the Option Closing Date are herein individually referred to as the "Closing Date" and collectively referred to as the "Closing Dates." Certificates in definitive form for the Option Shares which each Underwriter shall have agreed to purchase hereunder shall be similarly delivered by or on behalf of the Company on the Option Closing Date. The certificates in definitive form for the Shares to be delivered will be in good delivery form and in such denominations and registered in such names as Bradford may request not less than 48 hours prior to the First Closing Date or the Option Closing Date, as the case may be. Such certificates will be made available for checking and packaging at a location in as may be designated by you, at least 24 hours prior to the First Closing Date or the Option Closing Date, as the case may be. It is understood that you may (but shall not be obligated to) make payment on behalf of any Underwriter or Underwriters for the Shares to be purchased by such Underwriter or Underwriters. No such payment shall relieve such Underwriter or Underwriters from any of its or their obligations hereunder.

     4. Offering by the Underwriters. After the Registration Statement becomes effective, the several Underwriters propose to offer for sale to the public the Firm Shares and any Option Shares which may be sold at the price and upon the terms set forth in the Final Prospectus. The Representatives may from time to time thereafter change the public offering price and other selling terms.

     5. Covenants of the Company. The Company covenants and agrees with each of the Underwriters that:

           (a) The Company will use its best efforts to cause the Registration Statement to become effective and to comply with the provisions of and make all requisite filings with the Commission pursuant to Rules 424, 430A and 434, if relied upon by the Company, of the Rules and Regulations and to notify you promptly in writing of all such filings. The Company shall notify you promptly in writing of any request by the Commission for any amendment of or supplement (including any Term Sheet) to the Registration Statement, the Effective Prospectus or the Final Prospectus or for additional information; the Company shall prepare and file with the Commission, promptly upon your request, any amendments of or supplements to the Registration Statement, the Effective Prospectus or the Final Prospectus which, in your reasonable opinion, may be necessary or advisable in connection with the distribution of the Shares; and the Company shall not file any amendment of or supplement to the Registration Statement, the Effective Prospectus or the Final Prospectus to which you reasonably object after reasonable notice thereof. The Company shall advise you promptly after it receives notice and obtains knowledge of the issuance by the Commission or any jurisdiction or other regulatory body of any stop order or other order suspending the effectiveness of the Registration Statement, suspending or preventing the use of any Preliminary Prospectus, the Effective Prospectus or the Final Prospectus or suspending the qualification of the Shares for offering or sale in any jurisdiction, or of the institution of any proceedings for any such purpose; and the Company shall use its best efforts to prevent the issuance of any stop order or other such order and, should a stop order or other such order be issued, to obtain as soon as possible the lifting thereof.

           (b) The Company will take or cause to be taken all necessary action and furnish to whomever you direct such information as may be reasonably required in qualifying the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Underwriters may designate and will continue such qualifications in effect for as long as may be reasonably necessary to complete the distribution and for a period of not less than one year after the Effective Date, provided that, in connection therewith, the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction in which the Company is not currently so subject.

           (c) Within the time during which a Final Prospectus relating to the Shares is required to be delivered under the Securities Act, the Company shall comply with all requirements imposed upon it by the Securities Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, so far as is necessary to permit the continuance of sales of or dealings in the Shares as contemplated by the provisions hereof and the Final Prospectus. If during such period any event occurs as a result of which the Final Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend the Registration Statement or supplement the Final Prospectus to comply with the Securities Act, the Company shall promptly notify you and shall amend the Registration Statement or supplement the Final Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

           (d) The Company will furnish without charge to the Representatives copies of the Registration Statement (two of which shall be signed and shall be accompanied by all exhibits thereto) and will furnish, without charge to the Representatives, each Underwriter and to any dealer in securities, each Preliminary Prospectus, the Effective Prospectus and the Final Prospectus, and all amendments and supplements thereto, including any prospectus or supplement prepared after the effective date of the Registration Statement, in each case as soon as available and in such quantities as the Underwriters may reasonably request.

           (e) The Company will (i) deliver to you at such office or offices as you may designate as many copies of the Preliminary Prospectus and Final Prospectus as you may reasonably request, and (ii) for a period of not more than nine months after the Registration Statement becomes effective or such longer period that a Final Prospectus relating to the Shares is required to be delivered under the Securities Act, send to the Underwriters as many additional copies of the Final Prospectus and any supplement thereto as you may reasonably request.

           (f) The Company shall make generally available to its security holders, in the manner contemplated by Rule 158(b) under the Securities Act as promptly as practicable and in any event no later than 45 days after the end of its fiscal quarter in which the first anniversary of the effective date of the Registration Statement occurs, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act covering a period of at least 12 consecutive months beginning after the effective date of the Registration Statement.

           (g) The Company will apply the net proceeds from the sale of the Shares as set forth under the caption "Use of Proceeds" in the Final Prospectus and, if then required under the Rules and Regulations, will file timely reports on Form SR with the Commission in accordance with Rule 463 of the Securities Act or any successor provision.

           (h) During a period of five years from the effective date of the Registration Statement, the Company will furnish to the Representatives, without charge, copies of all reports and other communications (financial or other) furnished by the Company to its shareholders and, as soon as available, copies of any reports or financial statements furnished or filed by the Company to or with the Commission or any national securities exchange or over-the-counter market on which any class of securities of the Company may be listed or traded and such additional information concerning the business and financial condition of the Company and its subsidiaries as you from time to time may reasonably request.

           (i) The Company will, from time to time, after the effective date of the Registration Statement file with the Commission such reports as are required by the Securities Act, the Exchange Act and the Rules and Regulations, and shall also file with state securities commissions in states where the Shares have been sold by you (as you shall have advised us in writing) such reports as are required to be filed by the securities acts and the regulations of those states.

           (j) Except pursuant to this Agreement or with the prior written consent of J.C. Bradford & Co., the Company will not, and the Company has provided agreements executed by each of the Company's officers, directors, shareholders and optionholders providing that none of them will, for a period of 180 days from the effective date of the Registration Statement, directly or indirectly, make, agree to or cause any offer, sale (including short sale), loan, pledge or other disposition of, or grant any options or other rights with respect to, or otherwise reduce any risk of ownership, directly or indirectly, of any shares of Common Stock or other capital stock of the Company, or any securities that are convertible into or exchangeable or exercisable for shares of Common Stock or other capital stock of the Company, or derivatives thereof, or request the registration of any of the foregoing.

           (k) If at any time during the 30 day period after the Registration Statement is declared effective, any rumor, publication or event relating to or affecting the Company shall occur as a result of which, in your opinion, the market price for the Shares has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Final Prospectus), the Company will, after written notice from you advising it to do so, prepare, consult with you concerning the substance of, and disseminate a press release or other public statement, reasonably satisfactory to you, responding to or commenting on such rumor, publication or event.

           (l) Neither the Company nor any of its officers, directors or affiliates will take, directly or indirectly, any action designed to cause or result in, or which might constitute or be expected to constitute, stabilization or manipulation of the price of the Common Stock.

           (m) The Company will cause the Shares to be listed on the Nasdaq Stock Market at each Closing Date and will use its reasonable best efforts to cause the Shares to be so listed for at least one year from the date hereof.

           (n) The Company shall not invest or otherwise use the proceeds received by the Company from its sale of the Shares in such a manner as would require the Company or the Subsidiary to register as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

           (o) The Company will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Common Stock.

           (p) On the First Closing Date, the Company will sell to J.C.
     Bradford & Co., for $500 in cash, a warrant to purchase up to 1/2 of 1% of the shares of Common Stock of the Company outstanding on the First Closing Date (not to exceed 19,000 shares), such warrant to be substantially in the form set forth in Exhibit A hereto.

     6. Expenses. The Company and the Selling Shareholders agree with the Underwriters that (a) whether or not the transactions contemplated by this Agreement are consummated or this Agreement becomes effective or is terminated, the Company will pay all fees and expenses incident to the performance of the obligations of the Company and the Selling Shareholders, including, but not limited to, (i) the Commission's registration fee, (ii) the expenses of printing (or reproducing) and distributing the Registration Statement (including the financial statements therein and all amendments and exhibits thereto), each Preliminary Prospectus, the Effective Prospectus, the Final Prospectus, any amendments or supplements thereto, and this Agreement and other underwriting documents, including Underwriter's Questionnaires, Underwriter's Powers of Attorney, Blue Sky Memoranda, Agreements Among Underwriters and Selected Dealers Agreements, (iii) fees and expenses of accountants and counsel for the Company and the Selling Shareholders, (iv) expenses of registration or qualification of the Shares under state Blue Sky and securities laws, including the fees and disbursements of counsel to the Underwriters in connection therewith, (v) filing fees paid or incurred by the Underwriters and related fees and expenses of counsel to the Underwriters in connection with filings with the NASD, (vi) expenses of listing the Shares on the Nasdaq National Market, (vii) any expenses for travel, lodging and meals incurred by the Company in connection with marketing, dealer and other meetings attended by the Company and the Underwriters in marketing the Shares, (viii) the costs and charges of the Company's transfer agent and registrar and the cost of preparing the certificates for the Shares, and (ix) all other costs and expenses incident to the performance of its obligations hereunder not otherwise provided for in this Section; and (b) all out-of-pocket expenses, including counsel fees, disbursements and expenses, incurred by the Underwriters in connection with investigating, preparing to market and marketing the Shares and proposing to purchase and purchasing the Shares under this Agreement, will be borne and paid by the Company if the sale of the Shares provided for herein is not consummated by reason of the termination of this Agreement by the Representatives pursuant to Sections 10 or 13 or because of any failure or refusal on the part of the Company or the Selling Shareholders to comply with the terms or fulfill any of the conditions of this Agreement. To the extent, if at all, that any of the Selling Shareholders engage special legal counsel to represent them in connection with this offering, the fees and expenses of such counsel shall be borne by such Selling Shareholder. Any transfer taxes imposed on the sale of the Shares to the several Underwriters will be paid by the Company and the Selling Shareholders pro rata. . The Company and the Selling Shareholders have agreed between themselves with regard to the sharing of fees and expenses.

     7. Conditions to the Underwriters' Obligations. The respective obligations of the Underwriters hereunder shall be subject, in their discretion, to the accuracy of the representations and warranties of the Company and the Selling Shareholders herein as of the date hereof and as of the Closing Date as if made on and as of the Closing Date, to the accuracy of the statements of the Company's officers made pursuant to the provisions hereof, to the performance by the Company and the Selling Shareholders of all of their covenants and agreements hereunder and to the following additional conditions:

           (a) The Registration Statement and all post-effective amendments thereto shall have become effective not later than 4:00 p.m., Washington, D.C. time, on the day following the date of this Agreement, or such later time and date as shall have been consented to by the Representatives and all filings required by Rule 424, Rule 430A or 434, if applicable, of the Rules and Regulations shall have been made; no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened or, to the knowledge of the Company or the Underwriters, shall be contemplated by the Commission; any request of the Commission for additional information (to be included in the Registration Statement or the Final Prospectus or otherwise) shall have been complied with to your reasonable satisfaction; and the NASD, upon review of the terms of the public offering of the Shares, shall not have objected to such offering or the terms or the Underwriters' participation in the same.

           (b) No Underwriter shall have advised the Company that the Registration Statement, Preliminary Prospectus, the Effective Prospectus or Final Prospectus, or any amendment or any supplement thereto, contains an untrue statement of fact which, in your judgment, is material, or omits to state a fact which, in your judgment, is material and is required to be stated therein or necessary to make the statements therein not misleading.

           (c) The Representatives shall have received an opinion, dated the Closing Date, from Nelson Mullins Riley & Scarborough, L.L.P., counsel for the Company and the Selling Shareholders, to the effect that:

               (i) The Company is a corporation duly organized and validly existing and in good standing under the laws of the State of Florida, with full corporate power and authority to own its properties and conduct its business as now conducted.

               (ii) Each of the Company's subsidiaries (as defined in this Agreement) is a corporation duly organized and validly existing and in good standing under the laws of the state of its incorporation, with full corporate power and authority to own its properties and conduct its business as now conducted. The outstanding stock of each of the Company's subsidiaries is duly authorized, validly issued, fully paid and nonassessable. All of the outstanding stock of each of the subsidiaries is owned by the Company, free and clear of all possessory (and, to the knowledge of such counsel, other) liens, encumbrances, pledges, equities or claims of any kind. To the knowledge of such counsel, no options or warrants or other rights to purchase from the Company or any subsidiary, agreements or other obligations to issue or other rights to convert any obligations into any shares of capital stock or of ownership interests in any of the Company's subsidiaries are outstanding.

               (iii) The Company and each of its subsidiaries is duly qualified or authorized to do business as a foreign corporation in good standing in all jurisdictions where the nature of its business or character of property owned or leased by it require it to be so qualified or authorized to do business, except where the failure to be so qualified or authorized to do business would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

               (iv) As of the date specified therein, the Company had historical authorized and issued capital stock as set forth under the caption "Capitalization" in the Final

           Prospectus, and the Company's capital stock conforms to the description thereof contained under the caption "Description of Capital Stock" in the Final Prospectus. All of the issued shares of Common Stock (including the Selling Shareholder Shares and the Option Shares) have been duly authorized and are validly issued, fully paid and nonassessable. The Company Shares have been duly and validly authorized, and upon issuance thereof and payment therefor as provided in this Agreement, will be validly issued, fully paid and nonassessable.

               (v) None of the issued shares of capital stock of the Company (including the Selling Shareholder Shares and the Option Shares) have been issued in violation of or subject to any preemptive or similar rights arising under, and there are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the transfer of, the Shares or any other shares of Common Stock pursuant to, the Company's Articles of Incorporation, Bylaws or, to the knowledge of such counsel, any agreement (other than this Agreement) or instrument to which the Company or a Selling Shareholder is a party or by which it may be bound. To the knowledge of such counsel, neither the filing of the Registration Statement nor the offer or sale of the Shares as contemplated thereby gives rise to any rights for or relating to the registration of any shares of Common Stock or any other securities of the Company. Upon issuance of the Company Shares and payment therefor as provided in this Agreement, the Underwriters will receive good and marketable title to the Company Shares, free and clear of all liens, encumbrances, claims, security interests, restrictions, shareholders agreements and voting trusts whatsoever. The form of certificate for the Shares is in due and proper form.

               (vi) To the knowledge of such counsel, all sales of the Company's securities prior to the date hereof were at all relevant times duly registered or exempt from the registration requirements of the Act and were duly registered or the subject of an exemption from the registration requirements of applicable state securities or blue sky laws, or if not registered or exempt in compliance with the Act and applicable state securities or blue sky laws, any private rights of action for rescission or damages arising from such failure to register any such securities are time barred by applicable statutes of limitations or equitable principles, including laches.

               (vii) No consent, approval, authorization or order of any court, governmental agency or body or, to the knowledge of such counsel, any third party, is required for the performance of this Agreement by the Company or the consummation by the Company of the transactions contemplated hereby, except such as have been obtained under the Act and such as may be required from the NASD or under state securities or blue sky laws in connection with the purchase and distribution of the Shares by the several Underwriters. The performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby will not conflict with or result in a breach or violation by the Company or any of its subsidiaries of any of the terms or provisions of, or constitute a default by the Company or any of its subsidiaries under, the Articles of Incorporation or Bylaws of the Company or any of its subsidiaries, or, to the knowledge of such counsel: (i) any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or to which the Company or any of its subsidiaries or their properties are subject; (ii) any statute; or (iii) any judgment, decree, order, rule or regulation of any court or governmental agency or body applicable to the Company or any of its subsidiaries or their properties; provided, however, that such counsel need not express any opinion under this paragraph (vii) as to compliance with federal securities laws (certain aspects of which are covered elsewhere in this Agreement) or as to compliance with the securities or blue sky laws of any other jurisdiction.

               (viii) This Agreement has been duly authorized, executed and delivered by the Company and constitutes the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, and the Company has the full corporate power and authority to enter into this Agreement and to issue, sell and deliver the Company Shares to be sold by it to the Underwriters as provided herein.

               (ix) To the knowledge of such counsel, except as described in the Final Prospectus, there is not pending or threatened, any action, suit, proceeding, inquiry or investigation to which the Company or any of its subsidiaries is a party, or to which the property of the Company or any of its subsidiaries is subject, before or brought by any court or governmental agency or body, which, if determined adversely to the Company or any of its subsidiaries, could result in a material adverse change in the business, financial position, net worth or results of operations, or could materially adversely affect the properties or assets, of the Company and its subsidiaries, taken as a whole.

               (x) To the knowledge of such counsel, no default exists and no event has occurred which, with notice or after the lapse of time to cure or both, would constitute a default in the due performance and observance of any term, covenant or condition of any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or to which they or their properties are subject, which default or event would have material adverse effect on the Company and its subsidiaries, taken as a whole.

               (xi) Neither the Company nor any subsidiary is in violation of its Articles of Incorporation or Bylaws or, to the knowledge of such counsel, in violation of any law, administrative rule or regulation or arbitrators' or administrative or court decree, judgment or order or, to the knowledge of such counsel, in violation or default (there being no existing state of facts which with notice or lapse of time or both would constitute a default) in the performance or observance of any obligation, agreement, covenant or condition contained in any material contract, indenture, deed of trust, mortgage, loan agreement, note, lease, agreement or other instrument or permit to which it is a party or by which it or any of its properties is or may bound, where such violation or default could have a material adverse effect on the business, financial position, net worth or results of operations, or could materially adversely affect the properties or assets, of the Company and its subsidiaries, taken as a whole, taking into account any enforceable and valid indemnity that the Company may have from a third party.

               (xii) The Company and its subsidiaries own or possess the licenses, patents, patent rights, copyrights, trademarks, service marks, trade names and proprietary and other confidential information and trade secrets presently employed by them in connection with the businesses now operated by them, and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, alone or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in any adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company or its subsidiaries.

               (xiii) The Registration Statement and all post-effective amendments thereto have become effective under the Act, no stop order suspending the effectiveness of the Registration Statement has been issued and, to the knowledge of such counsel, no proceedings for that purpose have been instituted or are pending, threatened or contemplated by the Commission. All filings required by Rule 424 and Rule 430A of the Rules and Regulations have been made. The Registration Statement, the Effective Prospectus and Final Prospectus, and any amendments or supplements thereto, as of their respective effective or issue dates, complied as to form with the requirements of the Act and the Rules and Regulations (other than the financial statements, data and schedules which are contained therein, and the section captioned "Underwriting" contained therein, as to which such counsel need not express any opinion). The descriptions in the Registration Statement, the Effective Prospectus and the Final Prospectus of statutes, regulations, legal and governmental proceedings, and contracts and other documents are accurate in all material respects and present fairly the information required to be stated. To the knowledge of such counsel, there are no pending or threatened legal or governmental proceedings, statutes or regulations required to be described in the Final Prospectus which are not described nor are there any contracts or other documents of a character required to be described in the Registration Statement or the Final Prospectus or to be filed as exhibits to the Registration Statement which are not described and filed as required. The Shares have been approved for listing on the Nasdaq Stock Market's National Market upon notice of issuance.

               (xiv) The Company is not, and will not be as a result of the consummation of the transactions contemplated by this Agreement, an "investment company" within the meaning of the 1940 Act.

               (xv) This Agreement and the Custody Agreement and Power of Attorney described herein have been duly executed and delivered by or on behalf of each of the Selling Shareholders and constitute valid and binding agreements of such Selling Shareholders enforceable against such Selling Shareholders. To the knowledge of such counsel, there are no facts which would cause any Selling Shareholder to lack the legal capacity and full right, power and authority to execute this Agreement and the Custody Agreement and Power of Attorney.

               (xvi) To the knowledge of such counsel, the performance of this Agreement and the Custody Agreement and Power of Attorney and the consummation of the transactions contemplated thereby by each of the Selling Shareholders will not result in a breach or violation of, or conflict with, any of the terms or provisions of, or constitute a default by any Selling Shareholder under, any indenture, mortgage, deed of trust, trust (constructive or other), loan agreement, lease franchise, license or other agreement or instrument to which such Selling Shareholder or any of such Selling Shareholder's properties is bound, any statute, or any judgment, decree, order, rule or regulation of any court or governmental agency or body applicable to such Selling Shareholder; provided, however, that such counsel need not express any opinion under this paragraph (xvi) as to compliance with federal securities laws (certain aspects of which are covered elsewhere in this agreement) or as to compliance with the securities or blue sky laws of any other jurisdiction.

               (xvii) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Selling Shareholders of the transactions contemplated by this Agreement in connection with the Selling Shareholder Shares and the Option Shares to be sold by each Selling Shareholder hereunder, except such as have been obtained under the Act and such as may be required from the NASD or under state securities or blue sky laws in connection with the purchase and distribution of the Shares by the several Underwriters.

               (xviii)As of the Closing Date, the Selling Shareholders have made good delivery, duly endorsed, to the Underwriters or to a financial intermediary designated by the Underwriters of the Selling Shareholder Shares and Option Shares, if applicable, and, assuming that the Underwriters constitute bona fide purchasers as defined in
           Section 8-302 of the Uniform Commercial Code, the Selling Shareholders have transferred all rights and interests therein to the Underwriters free and clear of any and all liens, pledges, encumbrances, charges, agreements, equities, claims, security interests, restrictions, shareholder agreements or voting trusts.

               In addition to the matters set forth above, such opinion shall also include a statement to the effect that nothing has come to the attention of such counsel which leads them to believe that the Registration Statement, the Effective Prospectus and the Final Prospectus or any amendment or supplement thereto contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except that such counsel need express no view as to financial statements, schedules and other financial information included therein).

           (d) The Underwriters shall have received an opinion or opinions, dated the Closing Date, of Alston & Bird, counsel for the Underwriters, with respect to the Registration Statement and the Final Prospectus, and such other related matters as the Underwriters may require, and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

           (e) The Representatives shall have received from Ernst & Young, LLP, a letter dated the date hereof and, at the Closing Date, a second letter dated the Closing Date in form and in substance satisfactory to the Representatives, stating that they are independent public accountants with respect to the Company and its subsidiaries within the meaning of the Securities Act and the applicable Rules and Regulations, and to the effect that:

               (i) In their opinion, the financial statements and schedules examined by them and included in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the published Rules and Regulations and are presented in accordance with generally accepted accounting principles consistently applied; and they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, and/or condensed financial statements derived from audited financial statements of the Company;

               (ii) The unaudited summary and selected financial information included in the Preliminary Prospectus and the Final Prospectus under the captions "Prospectus Summary" and "Selected Consolidated Financial and Operating Data", agrees with the corresponding amounts in the audited financial statements included in the Final Prospectus or previously reported on by them;

               (iii) On the basis of a reading of the latest available interim consolidated financial statements (unaudited) of the Company and its subsidiaries, a reading of the minute books of the Company and its subsidiaries, inquiries of officials of the Company responsible for financial and accounting matters and other specified procedures, all of which have been agreed to by the Representatives, nothing came to their attention that caused them to believe that:

                      (A) the unaudited financial statements included in the
               Registration Statement do not comply as to form in all material respects with the accounting requirements of the federal securities laws and the related published rules and regulations thereunder or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with the basis for the audited financial statements contained in the Registration Statement;

                      (B) any other unaudited financial statement data included
               in the Final Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which data was derived and any such unaudited data were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited financial statements included in the Prospectus;

                      (C) at a specified date not more than three days prior
               to the date of delivery of such respective letter, there was any change in the consolidated capital stock, decline in stockholders' equity or increase in long-term debt of the Company and its subsidiaries, or other items specified by the Underwriters in each case as compared with amounts shown in the latest balance sheets included in the Final Prospectus, except in each case for changes, decreases or increases which the Final Prospectus discloses have occurred or may occur or which are described in such letters; and

                      (D) for the period from the closing date of the latest
               consolidated statements of income included in the Effective Prospectus and the Final Prospectus to a specified date not more than three days prior to the date of delivery of such respective letter, there were any decreases in total revenues or net income of the Company, or other items specified by the Underwriters, or any increases in any items specified by the Underwriters, in each case as compared with the corresponding period of the preceding year, except in each case for decreases which the Final Prospectus discloses have occurred or may occur or which are described in such letter.

               (iv) They have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information specified by you which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Effective Prospectus and the Final Prospectus and have compared and agreed such amounts, percentages financial information with the accounting records of the Company and its subsidiaries or to analyses and schedules prepared by the Company and its subsidiaries from its detailed accounting records.

           In the event that the letters to be delivered referred to above set forth any such changes, decreases or increases, it shall be a further condition to the obligations of the Underwriters that the Underwriters shall have determined, after discussions with officers of the Company responsible for financial and accounting matters and with Ernst & Young LLP, that such changes, decreases or increases as are set forth in such letters do not reflect a material adverse change in the stockholders' equity or long-term debt of the Company as compared with the amounts shown in the latest consolidated balance sheets of the Company included in the Final Prospectus, or a material adverse change in total revenues or net income, of the Company, in each case as compared with the corresponding period of the prior year.

           (f) There shall have been furnished to you a certificate, dated the Closing Date and addressed to you, signed by the Chief Executive Officer and by the Chief Financial Officer of the Company to the effect that:

               (i)    the representations and warranties of the Company in
           Section 1 of this Agreement are true and correct, as if made at and as of the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

               (ii) the Registration Statement has become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been initiated or are pending, or to their knowledge, threatened under the Securities Act;

               (iii) all filings required by Rule 424 and Rule 430A of the Rules and Regulations have been made;

               (iv) they have carefully examined the Registration Statement, the Effective Prospectus and the Final Prospectus, and any amendments or supplements thereto, and such documents do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and

               (v) since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amendment or supplement to the Registration Statement, the Effective Prospectus or the Final Prospectus which has not been so set forth.

           (g) The representations and warranties of the Selling Shareholders shall be true and correct as if made at and as of the Closing Date and each Selling Shareholder shall deliver to you a certificate to that effect, dated the Closing Date, signed by each Selling Shareholder or such Selling Shareholder's duly appointed Attorney-in-Fact.

           (h) Subsequent to the respective dates as of which information is given in the Registration Statement and the Final Prospectus, and except as stated therein, the Company and its subsidiaries have not sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any court or governmental action, order or decree, or become a party to or the subject of any litigation which is material to the Company or its subsidiaries, nor shall there have been any material adverse change, or any development involving a prospective material adverse change, in the business, properties, key personnel, capitalization, net worth, results of operations or condition (financial or other) of the Company or its subsidiaries, which loss, interference, litigation or change, in your judgment shall render it inadvisable to commence or continue the offering of the Shares at the offering price to the public set forth on the cover page of the Prospectus or to proceed with the delivery of the Shares.

           (i) The Shares shall have been approved for listing upon notice of issuance on the Nasdaq Stock Market's National Market.

           (j) You shall have been furnished by the Company and the Selling Shareholders such additional documents and certificates as you may reasonably request.

           (k) The Agreements relating to the matters described in Sections 2(f) and 5(j) hereof shall be in full force and effect.

     All such opinions, certificates, letters and documents delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory to the Representatives and their counsel. The Company and the Selling Shareholders shall furnish to the Representatives such conformed copies of such opinions, certificates, letters and documents in such quantities as the Representatives shall reasonably request.

     The respective obligations of the Underwriters to purchase and pay for the Option Shares shall be subject, in their discretion, to each of the foregoing conditions to purchase the Firm Shares, except that all references to the "Closing Date" shall be deemed to refer to the Option Closing Date, if it shall be a date other than the Closing Date.

     8.    Indemnification and Contribution.

           (a) The Company agrees to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of the Securities Act, and the employees, officers, agents, and representatives of each underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based in whole or in part upon (i) any inaccuracy in the representations and warranties of the Company and the Selling Shareholders contained herein, (ii) any failure of the Company or the Selling Shareholders to perform their obligations hereunder or under law or
     (iii) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Effective Prospectus or Final Prospectus, or any amendment or supplement thereto, any audio or visual materials supplied by the Company and used in connection with the marketing of the Shares, including without limitation, slides, videos, films and tape recordings, or in any Blue Sky application or other written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Shares under the securities laws thereof (a "Blue Sky Application"), or arise out of or are based upon the omission or alleged omission to state in the Registration Statement, any Preliminary Prospectus, the Effective Prospectus or Final Prospectus or any amendment or supplement thereto or any Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter, each such controlling person and the officers, employees, agents and representatives of each Underwriter upon demand for any legal or other expenses reasonably incurred by such Underwriter, such controlling person and the officers, employees, agents and representatives of each underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, whether or not such Underwriter or controlling person is a party to any action or proceeding; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Preliminary Prospectus, the Effective Prospectus or Final Prospectus or such amendment or such supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter specifically for use therein (it being understood that the only information so provided is the information included in the last paragraph on the cover page and in the first five paragraphs under the caption "Underwriting" in any Preliminary Prospectus and the Final Prospectus and the Effective Prospectus).

           (b) Each of the Selling Shareholders, severally and not jointly, agrees to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of the Securities Act, and the officers, employees, agents and representatives of each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based in whole or in part upon (i) any inaccuracy in the representations and warranties of such Selling Shareholder contained herein, (ii) any failure of such Selling Shareholder to perform his respective obligations hereunder or under law or (iii) solely with respect to Mr. Yusefzadeh, any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Effective Prospectus or Final Prospectus, or any amendment or supplement thereto, or in any Blue Sky Application or arise out of or are based upon the omission or alleged omission to state in the Registration Statement, any Preliminary Prospectus, the Effective Prospectus or Final Prospectus or any amendment or supplement thereto or any Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter, each such controlling person and the officers, employees, agents and representatives of each Underwriter for any legal or other expenses reasonably incurred by such Underwriter, such controlling person or the officers, employees, agents and representatives of each Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that Mr. Yusefzadeh shall not be liable in his capacity as a Selling Shareholder pursuant to clause (iii) to the extent that any such loss, claim, damage, or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Preliminary Prospectus, the Effective Prospectus or Final Prospectus or such amendment or such supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter specifically for use therein (it being understood that the only information so provided is the information included in the last paragraph on the cover page, the paragraph relating to stabilization practices on the inside front cover and the first five paragraphs under the caption "Underwriting" in any Preliminary Prospectus and the Final Prospectus and the Effective Prospectus).

           (c) Notwithstanding Section 8(b) above, in no event shall the liability of Mr. Yusefzadeh under Section 8(b) exceed the net proceeds received by the Selling Shareholders from the Underwriters with respect to the sale of the Shares.

           (d) Neither the Company nor any Selling Shareholder will, without prior written consent of the Representatives, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding (or related cause of action or portion thereof) in respect of which indemnification may be sought hereunder (whether or not such Underwriter is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of such Underwriter from all liability arising out of such claim, action, suit or proceeding (or related cause of action or portion thereof).

           (e) Each Underwriter will indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the Securities Act and each of the Selling Shareholders against any losses, claims, damages or liabilities to which the Company or any such director, officer or controlling person or the Selling Shareholders may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Effective Prospectus or Final Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state in the Registration Statement, any Preliminary Prospectus, the Effective Prospectus or Final Prospectus or any amendment or supplement thereto a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by any Underwriter specifically for use therein (it being understood that the only information so provided is the information included in the last paragraph on the cover page, the paragraph relating to stabilization practices on the inside front cover and the first five paragraphs under the caption "Underwriting" in any Preliminary Prospectus and in the Effective Prospectus and the Final Prospectus);

           (f) Promptly after receipt by an indemnified party under this
     Section 8 of notice of the commencement of any action, including governmental proceedings, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
     Section 8 notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 8. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may wish, jointly with any other counsel satisfactory to such indemnified party; and after notice from the indemnifying party to such indemnified party of its election to so assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation except that the indemnified party shall have the right to employ separate counsel if, in its reasonable judgment, it is advisable for the indemnified party and any other Underwriter to be represented by separate counsel, and in that event the fees and expenses of separate counsel shall be paid by the indemnifying party.

           (g) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in the preceding part of this Section 8 is for any reason held to be unavailable to the Underwriters, the Company or the Selling Shareholders or is insufficient to hold harmless an indemnified party, then the Company and the Selling Shareholders shall contribute to the damages paid by the Underwriters, and the Underwriters shall contribute to the damages paid by the Company and the Selling Shareholders; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the relative benefits received by each party from the offering of the Shares (taking into account the portion of the proceeds of the offering realized by each), the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and any other equitable considerations appropriate under the circumstances. The Company and the Selling Shareholders and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose). No Underwriter or person controlling such Underwriter shall be obligated to make contribution hereunder which in the aggregate exceeds the underwriting discount applicable to the Shares purchased by such Underwriter under this Agreement, less the aggregate amount of any damages which such Underwriter and its controlling persons have otherwise been required to pay in respect of the same or any similar claim. The Underwriters' obligations to contribute hereunder are several in proportion to their respective underwriting obligations and not joint. For purposes of this Section, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, and the Selling Shareholders shall have the same rights to contribution as the Company.

           (h) The obligations of the Company and the Selling Shareholders under this Section 8 shall be in addition to any liability which the Company and the Selling Shareholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Securities Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Securities Act and to the Selling Shareholders.

     9. Default of Underwriters. If any Underwriter defaults in its obligation to purchase Shares hereunder and if the total number of Shares which such defaulting Underwriter agreed but failed to purchase is ten percent or less of the total number of Shares to be sold hereunder, the non-defaulting Underwriters shall be obligated severally to purchase (in the respective proportions which the number of

Shares set forth opposite the name of each non-defaulting Underwriter in
Schedule I hereto bears to the total number of Shares set forth opposite the names of all the non-defaulting Underwriters), the Shares which such defaulting Underwriter or Underwriters agreed but failed to purchase. If any Underwriter so defaults and the total number of Shares with respect to which such default or defaults occur is more than ten percent of the total number of Shares to be sold hereunder, and arrangements satisfactory to the other Underwriters, the Company and the Selling Shareholders for the purchase of such Shares by other persons (who may include the non-defaulting Underwriters) are not made within 36 hours after such default, this Agreement, insofar as it relates to the sale of the Shares, will terminate without liability on the part of the non-defaulting Underwriters, the Company or the Selling Shareholders except for
(i) the provisions of Section 8 hereof, and (ii) the expenses to be paid or reimbursed by the Company pursuant to Section 6. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section 9. Nothing herein shall relieve a defaulting Underwriter from liability for its default.

     10. Default by the Selling Shareholders. If the Selling Shareholders shall fail to sell the number of Firm Shares or Option that the Selling Shareholders are obligated to sell, the Representatives may, at their option, by notice to the Company, either (a) require the Company to sell and deliver the number of Firm Shares or Option Shares as to which the Selling Shareholders have defaulted or such lesser number as may be requested by the Representatives, (b) elect to purchase the Firm Shares and the Option Shares that the Company and the non-defaulting Selling Shareholders have agreed to sell pursuant to this Agreement, or (c) terminate this Agreement without liability on the part of the Underwriters or the Company, except for the provisions of Section 8 hereof and the expenses to be paid or reimbursed by the Company pursuant to Section 6.

     In the event of a default under this Section that does not result in the termination of this Agreement, the Representatives shall have the right to postpone the First Closing Date or Option Closing Date for a period not exceeding ten days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. No action taken pursuant to this Section shall relieve the Company or the Selling Shareholder so defaulting from liability, if any, in respect of such default.

     11. Survival Clause. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company, its officers, the Selling Shareholders and the Underwriters set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors, the Selling Shareholders, any Underwriter or any controlling person,
(ii) any termination of this Agreement, and (iii) delivery of and payment for the Shares.

     12. Effective Date. This Agreement shall become effective at whichever of the following times shall first occur: (i) at 11:30 a.m., Eastern Standard Time, on the next full business day following the date on which the Registration Statement becomes effective or (ii) at such time after the Registration Statement has become effective as the Representatives shall release the Firm Shares for sale to the public; provided, however, that the provisions of Sections 6, 8, 11 and 12 hereof shall at all times be effective. For purposes of this Section 12, the Firm Shares shall be deemed to have been so released upon the release by the Representatives for publication, at any time after the Registration Statement has become effective, of any newspaper advertisement relating to the Firm Shares or upon the release by the Representatives of telegrams offering the Firm Shares for sale to securities dealers, whichever may occur first.

     13. Termination. This Agreement may be terminated by the Representatives by notice to the Company and the Selling Shareholders (i) at any time before it becomes effective in accordance with Section 12 hereof; (ii) in the event that at or prior to the First Closing Date the Company or the Selling Shareholders shall have failed, refused or been unable to perform any agreement on the part of the Company or the Selling Shareholders to be performed hereunder (or any other condition to the obligations of the Underwriters hereunder is not fulfilled); (iii) if at or prior to the Closing Date trading in securities on the New York Stock Exchange, the American Stock Exchange or the over-the-counter market shall have been suspended or materially limited or minimum or maximum prices shall have been established on either of such Exchanges or such market, or a banking moratorium shall have been declared by Federal or state authorities; (iv) if at or prior to the Closing Date trading in securities of the Company shall have been suspended; or (v) if there shall have been such a material change in general economic, political or financial conditions or if the effect of international conditions on the financial markets in the United States shall be such as, in your reasonable judgment, makes it inadvisable to commence or continue the offering of the Shares at the offering price to the public set forth on the cover page of the Prospectus or to proceed with the delivery of the Shares. Termination of this Agreement pursuant to this Section 13 shall be without liability of any party to any other party other than as provided in Sections 6 and 8 hereof.

     14. Notices. All communications hereunder shall be in writing and, if sent to any of the Underwriters, shall be mailed or delivered or telegraphed and confirmed in writing to the Representatives in care of J. C. Bradford & Co., J.
C. Bradford Financial Center, 330 Commerce Street, Nashville, Tennessee 37201,
Attention: Michael C. Nunan or if sent to the Company shall be mailed, delivered or telegraphed and confirmed in writing to the Company at 900 Winderley Place, Suite 140, Maitland, Florida 32751, Attention: Bahram Yusefzadeh.

     15. Miscellaneous. This Agreement shall inure to the benefit of and be binding upon the several Underwriters, the Company, the Selling Shareholders and their respective successors and legal representatives. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Company, the Selling Shareholders and the several Underwriters and for the benefit of no other person except that (i) the representations and warranties of the Company, the Selling Shareholders and contained in this Agreement shall also be for the benefit of any person or persons who control any Underwriter within the meaning of Section 15 of the Securities Act, and (ii) the indemnities by the Underwriters shall also be for the benefit of the directors of the Company, officers of the Company who have signed the Registration Statement and any person or persons who control the Company within the meaning of Section 15 of the Securities Act. No purchaser of Shares from any Underwriter will be deemed a successor because of such purchase. The validity and interpretation of this Agreement shall be governed by the laws of the State of Tennessee. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. You hereby represent and warrant to the Company that you have authority to act hereunder on behalf of the several Underwriters, and any action hereunder taken by you will be binding upon all the Underwriters.

     If the foregoing is in accordance with your understanding of our agreement, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company, the Selling Shareholders and each of the several Underwriters.

                                               Very truly yours,

                                               PHOENIX INTERNATIONAL LTD., INC.

                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:



                                               SELLING SHAREHOLDERS

                                               By:
                                                  ------------------------------
                                                  Attorney-in-Fact

Confirmed and accepted as of the
date first above written.

J. C. BRADFORD & CO.
ADVEST, INC.
For themselves and as Representatives
of the Several Underwriters


By:  J. C. Bradford & Co.

By:
     ---------------------------
     (Authorized Representative)

                                   SCHEDULE I

                                  UNDERWRITERS


                                                          Number of Option
                                         Number of     Shares to be Purchased
                                        Firm Shares          If Maximum
Underwriter                           to be Purchased     Option Exercised
- -----------                           ---------------  ----------------------
J. C. Bradford & Co.
Advest, Inc.





                                         ---------             -------
 TOTAL                                   1,077,500             161,625
                                         =========             =======

                                  SCHEDULE II

                        SCHEDULE OF SELLING SHAREHOLDERS
                                  FIRM SHARES


                                               Number of Firm Shares
Selling Shareholder:                                to be Sold
- --------------------                           ---------------------
Bahram Yusefzadeh                                     292,500
William Toole                                          60,000
Michael R. Newes                                       55,000





                                                      -------
 TOTAL                                                407,500
                                                      =======

                                  SCHEDULE III

                        SCHEDULE OF SELLING SHAREHOLDERS
                                 OPTION SHARES


                                              Maximum Number
                                             of Option Shares
Selling Shareholder:                            to be Sold
- --------------------                         ----------------


                                                 -------
 TOTAL                                           161,625
                                                 =======

                                   EXHIBIT A

THIS WARRANT AND ANY SHARES ACQUIRED FROM THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER ANY STATE SECURITIES OR BLUE SKY LAWS. NEITHER THIS WARRANT NOR ANY OF SUCH SHARES MAY BE SOLD, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER SAID ACT AND UNDER APPLICABLE STATE SECURITIES OR BLUE SKY LAWS OR EXEMPTIONS FROM SUCH REGISTRATION. THIS WARRANT IS NON-TRANSFERABLE AND MAY NOT BE SOLD, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF, EXCEPT AS OTHERWISE PERMITTED IN PARAGRAPH 9(a) HEREOF, UNLESS PREVIOUSLY CONSENTED TO BY PHOENIX INTERNATIONAL LTD., INC.


No. ____                                                     Right to Purchase
                                                             _________ Shares of
                                                             Common Stock


                             STOCK PURCHASE WARRANT

     THIS CERTIFIES THAT, in consideration of $500 paid in cash this date by J.C. Bradford & Co. ("Bradford") to Phoenix International Ltd., Inc., a Florida corporation (the "Company"), Bradford is entitled to purchase from the Company, at any time during the period specified in Paragraph 2 hereof, up to _______________ (________) fully paid and non-assessable shares of the Company's common stock, par value $.01 per share (the "Common Stock"), at an exercise price per share of $___________ (the "Exercise Price"). The term "Warrant Shares", as used herein, refers to the ____________ shares of Common Stock purchasable hereunder. The Warrant Shares and the Exercise Price are subject to adjustment as provided in Paragraphs 4 and 5 hereof.

     This Warrant is subject to the following terms, provisions and conditions:

     1.    Manner and Exercise; Issuance of Certificates; Payment for Shares.

           (a) Subject to the provisions hereof, this Warrant may be exercised by the holder hereof, in whole or in part, within the time period specified in Paragraph 2 hereof by the surrender of this Warrant, together with a completed Exercise Agreement in the form attached hereto, to the Company during normal business hours on any business day at the Company's principal office in Maitland, Florida (or such other office or agency of the Company as it may designate by notice to the holder hereof), and payment to the Company in cash, by certified or official bank check or immediately available federal funds of the Exercise Price for the Warrant Shares specified in said Exercise Agreement. Notwithstanding the preceding sentence, the holder, at its sole option, may elect, in lieu of the payment of the Exercise Price in cash, check or federal funds, to receive from the Company a lesser number of Warrant Shares having a fair market value on the date of exercise equal to the difference between (i) the fair market value on the date of exercise of the full number of Warrant Shares as to which exercise is being made and (ii) the aggregate Exercise Price of the full number of Warrant Shares as to which exercise is being made (such lesser number of Warrant Shares so issuable to the holder shall be considered as and included within the meaning of the term "Warrant Shares" for all remaining purposes hereof).

           (b) In case of an exercise in part only, the Company will deliver to the holder a new Warrant of like tenor in the name of the holder evidencing the right to purchase the number of Warrant Shares as to which this Warrant has not been exercised. The Warrant Shares so purchased shall be deemed to be issued to the holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered, the completed Exercise Agreement delivered, and payment made for such shares as aforesaid. Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in said Exercise Agreement, shall be delivered to the holder hereof within a reasonable time after this Warrant shall have been so exercised. The certificates so delivered shall be in such denominations as may be requested by the holder hereof and shall be registered in the name of said holder unless otherwise specified by the holder in the Exercise Agreement.

     2. Period of Exercise. This Warrant is exercisable at any time on or after July ____, 1997, and before 5:00 p.m. Maitland, Florida, local time on July ___, 2001.

     3. Certain Agreements of the Company. The Company hereby covenants and agrees as follows:

           (a) Shares to be Fully Paid. All Warrant Shares will, upon issuance, be validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof.

           (b) Reservation of Shares. During the period within which this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of issue upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

     4. Protection Against Dilution. The number of shares of Common Stock purchasable pursuant to the exercise of the rights under this Warrant and the Exercise Price shall be adjusted as hereinafter set forth

           (a) Stock Dividends, Subdivisions, Reclassifications, Etc. In case at any time or from time to time after the date hereof the Company shall:

               (i) take a record of the holders of its issued and outstanding Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, Common Stock, or

               (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

               (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock;

     then, and in each such case, the Exercise Price shall be adjusted to that price determined by multiplying the Exercise Price in effect immediately prior to such event by a fraction

     (i) the numerator of which shall be the total number of outstanding shares of Common Stock immediately prior to such event, and (ii) the denominator of which shall be the total number of outstanding shares of Common Stock immediately after such event.

           (b) Adjustment of Number of Shares Purchasable. Upon each adjustment in the Exercise Price, pursuant to Paragraph 4(a) above, such number of shares of Common Stock purchasable hereunder shall be adjusted by multiplying the number of shares of Common Stock by a fraction, the numerator of which shall be the Exercise Price immediately prior to such adjustment and the denominator of which shall be the Exercise Price in effect upon such adjustment.

           (c) Other Reclassifications. In case the Company reclassifies its capital structure in a manner not covered by Paragraph 4(a) and (b) hereof, an appropriate adjustment shall be made by the Company in its reasonable discretion to the Exercise Price and Warrant Shares.

     5.    Adjustment for Reorganization, Consolidation, Merger, Etc.

           (a) Prior to the expiration date of this Warrant, the Company shall not consolidate with or merge into another corporation, or convey all or substantially all of its assets to any other corporation or corporations, whether affiliated or unaffiliated (any such corporation being included within the meaning of the term "successor corporation"), or agree to so consolidate, merge or convey assets unless and until, prior to consummation of such consolidation, merger or conveyance, the successor corporation thereto shall assume, by written instrument executed and mailed to the holder of this Warrant, at such time, the obligation to issue and deliver to such holder such shares of stock, securities or property as, in accordance with the provisions of paragraph 5(b) below, such holder shall be entitled to purchase or receive upon its exercise of this Warrant and payment of the Exercise Price.

           (b) In case any capital reorganization or reclassification of the Common Stock of the Company (or any other corporation the stock or other securities of which are at the time receivable on the exercise of this Warrant) after the date of execution of this Warrant or in case, after such date, the Company (or any such other corporation) shall consolidate with or merge into another corporation, then and in each such case the holder of this Warrant, upon its exercise of this Warrant and payment of the Exercise Price, at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the Common Stock of the Company (or such other corporation) the proportionate share of all stock, securities or other property issued, paid or delivered for or on all of the Common Stock of the Company (or such other corporation) as is allocable to the shares of Common Stock then called for by this Warrant, as if such holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in Paragraph 4 and 5 hereof.

     6.    Registration Rights of Warrant Shares.

           (a) The Company shall promptly prepare, file and use its best efforts to process to effectiveness one new registration statement to cover a public offering of the Warrant Shares, upon a written request for registration under the Securities Act of 1933, as amended (the "Act"), by holders of at least 50% of the then-outstanding Warrant Shares made more than one year after the date hereof and prior to the fifth anniversary hereof. In connection with the registration statement, the Company shall effect such filings under such state "blue sky" laws as the holders shall request.

           (b) The Company shall include the Warrant Shares in any new registration statement filed by the Company relating to the public sale of securities for cash, provided that requests therefor shall have been received from the holders of the Warrant Shares to be included therein more than one year after the date hereof and prior to the seventh anniversary hereof. Anything herein to the contrary notwithstanding, if any shares to be sold by selling stockholders are included in the registration statement and if in the reasonable opinion of the lead underwriter who is expected to market the securities covered by such new registration statement the inclusion of all or part of the Warrant Shares shall be impracticable or inadvisable, to the extent the inclusion of such Warrant Shares shall be so impracticable or inadvisable, the rights of the holders of the Warrant Shares under this Paragraph 6(b) to have the Warrant Shares included in such registration statement shall be reduced pro rata, or suspended, as appropriate, but only as to such registration statement. The Company agrees to give written notice of any registration statement to any holder of the Warrants or Warrant Shares at least thirty (30) days prior to the filing of any such registration statement. The Company shall bear all reasonable out-of-pocket expenses (as described in Paragraph 6(d)) associated with the registration of the Warrant Shares.

           (c) The Company shall not be required to keep the registration statement in effect for a period exceeding twelve (12) months.

           (d) The Company shall pay the expenses of the registration. The expenses shall include, without limitation, all legal and accounting fees and expenses, filing fees, printing costs and all other expenses, except the fees of the holders' own respective counsel shall be paid solely by them. Neither the Company nor the holder shall impose any charge for the services of its own personnel in connection with the registration of Warrant Shares.

           (e) Each holder shall provide the Company all information required to be included in the registration statement concerning the holder and the offering of the Warrant Shares by the holder. Further, the holder shall indemnify and hold harmless the Company, its officers and directors and any person who controls (within the meaning of the Act) the Company from all losses, liabilities, damages and expenses (including reasonable attorneys' fees) caused by, arising out of, or based upon any untrue statement of a material fact contained in the registration statement, or any related prospectus, or any omission of a material fact required or necessary to make the statements not misleading, to the extent that the losses, liabilities, damages or expenses resulted from any untrue statement or omission contained in information furnished in writing to the Company by the holder expressly for inclusion in the registration statement.

           (f) The Company shall indemnify and hold harmless the holder, its officers, directors and underwriters and any person who controls (within the meaning of the Act) the holder from all losses, liabilities, damages and expenses (including reasonable attorneys' fees) caused by, arising out of, or based upon any untrue statement of a material fact contained in the registration statement, or any related prospectus, or any omission of a material fact required or necessary to make the statements not misleading, except to the extent that the losses, liabilities, damages, or expenses resulted from any untrue statement or omission contained in information furnished in writing to the Company by the holder expressly for inclusion in the registration statement.

           (g) The Company shall furnish to the holder the number of copies of any prospectus which is a part of any registration statement filed hereunder as the holder reasonably requests.

           (h) The Company may, without the holder's approval, include in any registration filed under this Paragraph 6, any other offering or sale of shares by the Company or shareholders of the Company.

     7. Issue Tax. The issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the holder of this Warrant or such shares for any issuance tax in respect thereof.

     8. No Rights or Liabilities as a Shareholder. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company. No provision of this Warrant, in the absence of affirmative action by the holder hereof to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

     9.    Transfer, Exchange and Replacement of Warrant.

           (a) Warrant Transfer Provisions. PRIOR TO JULY ___, 1999, THIS WARRANT MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT TO THE OFFICERS AND PARTNERS OF BRADFORD, UNLESS PREVIOUSLY CONSENTED TO IN WRITING BY THE COMPANY, AND NO SALE, TRANSFER, ASSIGNMENT, HYPOTHECATION OR OTHER DISPOSITION OF THIS WARRANT PRIOR TO SUCH DATE, EXCEPT TO THE OFFICERS AND PARTNERS OF BRADFORD, SHALL BE VALID OR EFFECTIVE UNLESS PREVIOUSLY CONSENTED TO IN WRITING BY THE COMPANY. Any transfer of this Warrant, if previously consented to by the Company, is registrable at the office or agency of the Company referred to in Paragraph 9(d) below by the holder hereof in person or by his duly authorized attorney, upon surrender of this Warrant properly endorsed.

           (b) Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

           (c) Cancellation; Payment of Expenses. Upon the surrender of this Warrant in connection with any permitted transfer or any replacement as provided in this Paragraph 9, this Warrant shall be promptly canceled by the Company. The Company shall pay all taxes (other than securities transfer taxes) and all other expenses and charges payable in connection with the preparation, execution and delivery of a Warrant pursuant to this Paragraph 9(c).

           (d) Register. The Company shall maintain at its principal office in Maitland, Florida (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each permitted transferee, if any, and each prior owner of this Warrant, if any.

           (e) Exercise or Transfer Without Registration. Anything in this Warrant to the contrary notwithstanding, if, at the time of the surrender of this Warrant in connection with any exercise, transfer or exchange of this Warrant, this Warrant or the Warrant Shares shall not be registered under the Securities Act of 1933, as amended, and under applicable state securities or blue sky laws, the Warrant Shares issuable upon any exercise of this Warrant shall contain a legend in form and content satisfactory to the Company, and the Company may require, as a condition of allowing such exercise, transfer or exchange, that (i) the holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel, which opinion and counsel are acceptable to the Company, to the effect that such exercise, transfer or exchange may be made without registration under said Act and under applicable state securities or blue sky laws and (ii) the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company. The holder of this Warrant, by taking and holding the same, represents to the Company that such holder is acquiring this Warrant for investment and not with a view to the distribution thereof.

     10. Notices. All notices, requests and other communications required or permitted to be given or delivered hereunder to the holder of this Warrant shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail, postage prepaid and addressed, to such holder at the address shown for such holder on the books of the Company, or at such other address as shall have been furnished to the Company by notice from such holder. All notices, requests and other communications required or permitted to be given or delivered hereunder to the Company shall be in writing and shall be personally delivered, or shall be sent by certified or registered mail, postage prepaid and addressed, to the office of the Company at 900 Winderly Place, Suite 140, Maitland, Florida 32751, or at such other address as shall have been furnished to the holder of this Warrant by notice from the Company. Any such notice, request or other communication may be sent by telegram, facsimile or telex, but shall in such case be subsequently confirmed by a writing personally delivered or sent by certified or registered mail as provided above. All notices, requests and other communications shall be deemed to have been given either at the time of the delivery thereof to (or the receipt by, in the case of a telegram, facsimile or telex) the person entitled to receive such notice at the address of such person for purposes of this Paragraph 10, or, if mailed, at the completion of the third full day following the date of such mailing thereof to such address, as the case may be.

     11. GOVERNING LAW. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA.

     12.   Miscellaneous.

           (a) Amendments. This Warrant and any provision hereof may not be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party (or any predecessor in interest thereof) against which enforcement of the same is sought.

           (b) Descriptive Headings. The descriptive headings of the several Paragraphs of this Warrant are inserted for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof.

           (c) Successors and Assigns. This Warrant shall be binding upon any entity succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets.

           (d) Survival. The obligations of Paragraph 6 shall continue in effect regardless of the expiration of this Warrant by exercise or by its terms.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized undersigned officer as of July ___, 1996.

                                 PHOENIX INTERNATIONAL LTD., INC.


                                 By:
                                    -------------------------------------------
                                    Bahram Yusefzadeh
                                    Chief Executive Officer

Attest:

By:
   -----------------------------
   Name:
   Title:

                           FORM OF EXERCISE AGREEMENT


                                                  Dated:________________________

To:  Phoenix International Ltd., Inc.

     The undersigned, pursuant to the provisions set forth in the within Warrant, hereby exercises said Warrant with regard to _________ of the shares of Common Stock covered by such Warrant, and makes payment herewith in full therefor at the price per share provided by such Warrant either (i) in cash or by certified or official bank check or by immediately available federal funds in the amount of $________________ as provided in the first sentence of Paragraph 1(a) of the Warrant or (ii) by acceptance of a lesser number of shares of Common Sock as provided in the second sentence of Paragraph 1(a) of the Warrant. Please issue a certificate or certificates for the Common Stock in the name of the undersigned and pay any cash for any fractional share to the undersigned. If this is an exercise of the Warrant in part only, please deliver to the undersigned a new Warrant of like tenor in the name of the undersigned evidencing the right to purchase the number of shares of Common Stock as to which the within Warrant is not being exercised.

     If the name(s) in which the shares of Common Stock are to be issued differ from the name of the holder set forth on the within Warrant, or if the address to which the certificate(s) representing such shares is to be forwarded is different from the address of the holder of the Warrant as shown on the records of the Company, or if more than one stock certificate is to be issued with regard to such shares, the name(s) and denominations in which the stock certificate(s) should be issued and/or the address to which the stock certificate(s) should be forwarded is set forth below.






                                 Name:
                                      -----------------------------------------

                                 Signature:
                                           ------------------------------------

                                 Title of Signing Officer or Agent (if any):

                                 ----------------------------------------------

                                 Note:  The above signature should correspond
                                        exactly with the name on the face of the within Warrant or with the name of the assignee appearing in the assignment form.

                               FORM OF ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers all the rights of the undersigned under the within Warrant to:


     Name of Assignee                Address               No. of Shares
     ----------------                -------               -------------


, and hereby irrevocably constitutes and appoints ____________________________ as agent and attorney-in-fact to transfer said Warrant on the books of the within-named corporation, with full power of substitution in the premises.


Dated:
      ------------------------

In the presence of:

- ------------------------------


                                 Name:
                                      ----------------------------------------
                                 Signature:
                                           -----------------------------------
                                 Title of Signing Officer or Agent (if any):

                                 ---------------------------------------------
                                 Address:
                                         -------------------------------------

                                         -------------------------------------
                                 Note: The above signature should correspond exactly with the name on the face of the within Warrant.